UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013 (November 7, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

WEHLU Asset Acquisition Financials

As previously reported, on September 4, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a direct subsidiary of Gastar Exploration Ltd. (the “Company”) entered into a purchase and sale agreement with Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. pursuant to which it will acquire a 98.3% working interest (80.5% net revenue interest) in 24,000 net acres of the West Edmond Hunton Lime Unit located in Kingfisher, Logan, Oklahoma and Canadian Counties, Oklahoma (the “WEHLU Assets”). As the pending acquisition is deemed probable and significant under Rule 3-05 of Regulation S-X, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited statement of revenues and direct operating expenses of the WEHLU Assets for the nine months ended September 30, 2013 and 2012.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein are unaudited pro forma financial statements of the Company and Gastar USA reflecting, among other things, the acquisition of the WEHLU Assets, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited statement of revenues and direct operating expenses of the WEHLU Assets for the nine months ended June 30, 2013 and 2012.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company and Gastar USA reflecting, among other things, the acquisition of the WEHLU Assets, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are incorporated herein by reference to Exhibit 99.1 of the Company’s and Gastar USA’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Form 8-K.

Exhibit No.        Description of Document

99.1	Unaudited Statement of Revenues and Direct Operating Expenses of the WEHLU Assets.
99.2
Unaudited Pro Forma Financial Information (incorporated herein by reference to Exhibit 99.1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. File No. 001-32714).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.        Description of Document

99.1	Unaudited Statement of Revenues and Direct Operating Expenses of the WEHLU Assets.
99.2
Unaudited Pro Forma Financial Information (incorporated herein by reference to Exhibit 99.1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. File No. 001-32714).